UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2022 (September 17, 2022)

DEEP GREEN WASTE & RECYCLING, INC.

(Exact name of registrant as specified in its charter)

Wyoming	000-56190	30-1035174
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

260 Edwards Plz, #21266, Saint Simons Island, GA 31522

(833) 304-7336

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	DGWR	OTC Pink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Increase Authorized Shares

On September 17, 2022, the board of directors of Deep Green Waste & Recycling, Inc. (the “Company,” “we,” “us,” or “our”) approved amendments to the Company’s Articles of Incorporation. The principal effects of the changes were to increase the number of authorized common shares from 1,000,000,000 shares to 3,000,000,000 shares.

The foregoing is a summary of the amendments to the Articles of Incorporation that will be filed with the State of Wyoming on September 20, 2022.

Increase Authorized Common Stock

Section 1. Authorized Shares. The aggregate number of shares which the Corporation shall have authority to issue is three billion and five million (3,005,000,000) shares, consisting of two classes to be designated, respectively, “Common Stock” and “Preferred Stock,” with all of such shares having a par value of $.0001 per share. The total number of shares of Common Stock that the Corporation shall have authority to issue is three billion (3,000,000,000) shares. The total number of shares of Preferred Stock that the Corporation shall have authority to issue is five million (5,000,000) shares. The Preferred Stock may be issued in one or more series, each series to be appropriately designated by a distinguishing letter or title, prior to the issuance of any shares thereof. The voting powers, designations, preferences, limitations, restrictions, and relative, participating, optional and other rights, and the qualifications, limitations, or restrictions thereof, of the Preferred Stock shall hereinafter be prescribed by resolution of the board of directors pursuant to Section 2 of this Article III.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amendment to Certificate of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEEP GREEN WASTE & RECYCLING, INC.

Date: September 20, 2022	By:	/s/ Bill Edmonds
Bill Edmonds
Chief Executive Officer

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